UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2018

HYPERSOLAR, INC.

(Exact name of registrant as specified in charter)

NEVADA	000-54437	26-4298300
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

510 Castillo Street, Suite 320, Santa Barbara, CA 93101

(Address of Principal Executive Offices) (Zip Code)

(805) 966-6566

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information below in Item 5.03 regarding the issuance of Series A Preferred Stock of HyperSolar, Inc. (the “Company”) is incorporated herein by reference in response to this Item 3.02.  The Company relied upon an exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933 in connection

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 12, 2018, the Company filed a Certificate of Designation (the “Designation”) with the Secretary of State of Nevada which designates 1,000, shares of the Company’s preferred stock par value $0.001 per shares, as Series A Preferred Stock.

Pursuant to the terms of the Designation, holders of Series A Preferred Stock shall not be entitled to dividends or a liquidation preference and shall have no conversion rights. The holders of Series A Preferred Stock shall have the right to vote separately as a class in an amount equal to 90% of the total vote with respect to a proposal related to (a) any amendment to the Company’s Articles of Incorporation changing the name of the Company, (b) increasing the authorized share capital of the Company, (c) any amendment to the Company’s Bylaws, and (d) effecting any reverse stock split of the Company’s issued and outstanding shares of capital stock. Such vote shall be determined by the holder(s) of a majority of the then issued and outstanding shares of Series A Preferred Stock. The shares of Series A Preferred stock shall be redeemed automatically at par value, upon the earlier of (i) the expiration of 120 days after the effective date of the Designation, (ii) the Company’s CEO no longer services as an officer, director or consultant of the Company or (iii) the date the Company’s shares of common stock first trades on a national securities exchange.

Effective July 12, 2018, the Board of Directors of the Company approved the issuance of 1,000 newly designated Series B Preferred Stock to its CEO, Timothy Young.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Certificate of Designation of Series A Preferred Stock of HyperSolar, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2018

HYPERSOLAR, INC.

By:	/s/ Timothy Young
Timothy Young
Chief Executive Officer

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